SCHEDULE 14C INFORMATION

                        Information Statement Pursuant to
                              Section 14(c) of the
                         Securities Exchange Act of 1934

Check  the  appropriate  box:

     [ ]  Preliminary  Information  Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     [X]  Definitive  Information  Statement


                         Rockport Healthcare Group, Inc.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

     [X]  No  fee  required.

     [ ]  Fee computed on table below per Exchange Act Rules 14-c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     [ ]  Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                         ROCKPORT HEALTHCARE GROUP, INC.
                        50 BRIAR HOLLOW LANE, SUITE 515W
                              HOUSTON, TEXAS 77027
                                   __________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 5, 2001
                            9:00 A.M. - CENTRAL TIME


     On behalf of our Board of Directors, we cordially invite you to attend the 2001 Rockport Healthcare Group, Inc. Annual Meeting of Shareholders. At the meeting, we will:

     1.     Elect  the  Board  of  Directors;

     2.     Approve  our  2000  Long-Term  Incentive  Plan;

     3. Approve and ratify the selection of Hein + Associates, LLP as our independent auditors; and

     4.     Conduct  other  business  properly  brought  before  the  meeting.

     Shareholders who owned our common stock at the close of business on July 9, 2001, may attend and vote at the meeting. A shareholder's list will be available at our offices listed above for a period of ten days prior to the meeting.

     The Annual Meeting is a business-only meeting. It will not include any presentations by management. Only shareholders of Rockport may attend the Annual Meeting. Shareholders who own shares registered in their names will be admitted to the meeting upon verification of record share ownership.
Shareholders who own shares through banks, brokerage firms, nominees, or other account custodians must present proof of beneficial share ownership (such as a brokerage account statement) to be admitted.

     We  look  forward  to  seeing  you  at  the  meeting.

                                    By  Order  of  the  Board  of  Directors




                                    Larry  K.  Hinson
                                    Secretary
Houston,  Texas
August  8,  2001

                         ROCKPORT HEALTHCARE GROUP, INC.
                     50  BRIAR  HOLLOW  LANE,  SUITE  515W
                             HOUSTON,  TEXAS  77027

                          ___________________________


                            INFORMATION  STATEMENT

                   2001  ANNUAL  MEETING  OF  SHAREHOLDERS
                             SEPTEMBER  5,  2001

                          ___________________________

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Our Board of Directors is providing this information statement for the 2001 Annual Meeting of Shareholders to be held on September 5, 2001 at 9:00 a.m., Central time, at our office located at 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, and at any adjournments or postponements of the meeting. This information statement and accompanying notice of Annual Meeting are first being mailed to shareholders on or about August 8, 2001.

     This information statement is sent to provide notice to our shareholders of our Annual Meeting. Although, you are welcome to attend the Annual Meeting, we are not requesting that you send us proxies for the meeting. Our current directors hold approximately 63% of our common stock, and have agreed to vote in favor of the nominated directors, in favor of the 2000 Long-Term Incentive Plan, and in favor of appointing Hein + Associates, LLP as our independent auditors for the next fiscal year. As such, these proposals are assured passage.

                       VOTING RIGHTS AND COSTS OF MAILING

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On July 9, 2001, the record date for determination of shareholders entitled to vote at the Annual Meeting, we had 13,204,488 shares of common stock outstanding. Each shareholder of record on July 9, 2001 is entitled to one vote for each share of common stock held by such shareholder on July 9, 2001. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved.

Quorum  Required

     Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

Votes  Required

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected.

     PROPOSAL 2. Approval of our 2000 Long-Term Incentive Plan requires the affirmative vote of a majority of those shares present in person and cast either affirmatively or negatively at the Annual Meeting.

     PROPOSAL 3. Ratification of the appointment of Hein + Associates, LLP as our independent public accountants for the fiscal year ending March 31, 2002, requires the affirmative vote of a majority of those shares present in person and cast either affirmatively or negatively at the Annual Meeting.

Costs  of  Information  Statement

     We will bear the entire cost of the preparation, assembly, printing, and mailing of this information statement. Copies of the information statement will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the material to the beneficial owners.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL  1)

     At the Annual Meeting, five directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors. All of the nominees are currently serving as directors. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, you may vote for a substitute nominee or the size of the board may be reduced accordingly; however, the board is not aware of any circumstances likely to make any nominee unavailable for election.

BOARD  NOMINEES
---------------

            NAME         AGE                     POSITION
      -----------------  ---  -----------------------------------------------
      John K. Baldwin.    67  Chairman of the Board and Director
      Harry M. Neer       61  President, Chief Executive Officer and Director
      Larry K. Hinson     55  Secretary, Treasurer and Director
      Robert D. Johnson   54  Director
      Eric H. Kolstad     40  Director


     John K. Baldwin. Mr. Baldwin has been Chairman of the Board and a director of Rockport since 1997. Mr. Baldwin is an attorney and possesses an MBA degree in finance. During the period 1961 through 1970, Mr. Baldwin served as corporate counsel and held various executive positions with Litton Industries and Dart Industries. Thereafter, as an entrepreneur, he founded businesses that operated profitably in the areas of real estate development, direct sales to consumers and providing marketing and financial services to healthcare providers. His wholly owned Athena Company, a direct marketing business, was sold to the Gillette Company in 1976. In 1977, Mr. Baldwin co-founded and served as Vice Chairman of American Sterling Corporation that engaged in providing insurance and data processing services to major financial institutions. This business was sold to Zurich Insurance Company in 1997.

     Harry M. Neer. Mr. Neer has been President, Chief Executive Officer and a director of Rockport since 1997. Mr. Neer has a Masters degree in Hospital Administration and his entire career has been in the healthcare delivery and managed healthcare industry. Mr. Neer's experience includes serving as President of USA Health Network, as Division Vice President of the Hospital Corporation of America, and as President of the Presbyterian Hospital System in Oklahoma City, Oklahoma. From November 1994 to November 1997, Mr. Neer was a principal of The Rockport Group of Texas, Inc. From January 1993 to October 1994, Mr. Neer was President of USA Health Holding Company, a holding company for a group of managed healthcare companies. Prior to 1993, Mr. Neer was a consultant for USA Healthcare Network, Inc. and the Columbia Hospital Systems. Mr. Neer is the father of Gregory H. Neer and Mark C. Neer.

     Larry K. Hinson. Mr. Hinson has been Secretary, Treasurer and a director of Rockport since 1997. Mr. Hinson has a Bachelor of Business Administration degree with a major in accounting from the University of Texas. Mr. Hinson has 30 years experience as a CPA in a wide variety of industries that include experience in the insurance and healthcare industries. He has served as Chief Financial Officer of USA Healthcare Network, Inc. and Vice President and
Treasurer of Reserve Life Insurance Company, Dallas, Texas, and was formerly with KPMG, LLP in Dallas and Austin, Texas. From November 1994 to November 1997, Mr. Hinson was a principal of The Rockport Group of Texas, Inc. From March 1989 to October 1994, Mr. Hinson was Vice Chairman and Chief Financial Officer of USA Health Holding Company and its subsidiaries and also served as President of USA Health Network Company.

     In June 2001, Rockport and Messrs. Harry M. Neer and Larry K. Hinson reached a settlement with the SEC, without admitting or denying the allegations, concerning alleged violations of the securities laws in connection with certain press releases issued in August and September of 1999. The SEC contended that the parties violated Section 10(b) and Rule 10b-5 of the Exchange Act by issuing, drafting, reviewing or failing to correct false or misleading press releases. The parties have agreed to cease and desist from committing or causing any violation and any future violation of Section 10(b) and Rule 10b-5 of the Exchange Act.

     Robert D. Johnson. Mr. Johnson was a director of Rockport from September 1998 to August 1999 and rejoined the Board of Directors on September 7, 2000. Since 1986, Mr. Johnson has been Chief Executive Officer and Owner of Bannon Energy Incorporated, an independent oil and gas company located in Houston, Texas. Mr. Johnson formed Bannon in 1986 with a $1,000 initial investment. In 1996, Bannon sold substantially all of its oil and gas assets for $38 million. During the past five years, Bannon has focused on venture capital investments in start-up companies and trading of common stocks and options of publicly traded companies. Bannon owned a majority of the membership interests in Newton Healthcare Network, LLC when it was acquired by Rockport and as a result of the acquisition of Bannon's interest, Mr. Johnson was elected as a director of the company. Bannon owned a majority interest in InfraResources, LLC, a provider of information technology personnel on a contract basis, which was sold to ClearWorks.net, Inc. in April 1998. Mr. Johnson has a Bachelors degree in Engineering from Louisiana State University and 30 years of experience in the oil and gas industry in various management positions with both major and independent oil and gas companies.

     Eric H. Kolstad. Mr. Kolstad has been a director of Rockport since March 2000. Mr. Kolstad is currently an investment advisor with Capstone Investments, Newport Beach, California. In 1985, Mr. Kolstad joined Merrill Lynch's Private Client Group in Newport Beach and then in 1997 joined Capstone Investments. Mr. Kolstad, in addition to his Capstone responsibilities, is currently General Partner of Cristal Investments, LLC, the general partner of a hedge fund for accredited investors.

EXECUTIVE  OFFICERS
-------------------

     Carl  A.  Chase.  Mr.  Chase  has  been  Senior  Vice President - Budgets &
Controls for Rockport since April 2001. His responsibilities include SEC reporting and compliance, sales and marketing, investor relations, internal audit, budgeting and financial analysis, investment banking, contracts, human resources and acquisitions. Prior to joining Rockport, Mr. Chase was an independent consultant to Rockport from June 2000, and from August 1999 to May 2000, was Chief Financial Officer of ClearWorks.net, Inc. Mr. Chase also served as Chief Financial Officer of Bannon Energy Incorporated, an independent oil and gas company, from December 1992 to August 1999. Mr. Chase has over 25 years experience in the areas of finance, accounting, and administration with both private and public companies. He has held various positions with both major and independent oil and gas companies where his responsibilities included SEC reporting and compliance, obtaining financing for capital programs, mergers and acquisitions, budgeting and forecasting and policies, procedures and internal controls. Mr. Chase received a Bachelor of Accountancy degree from the University of Oklahoma in 1975.

     Gregory H. Neer. Mr. Neer has been Senior Vice President - Operations since 1998. Mr. Neer's responsibilities include the development and maintenance of Rockport's proprietary repricing software system. Mr. Neer has in excess of six years experience in information systems, sales and project management. Through the past six years, Mr. Neer has improved and maximized companies' resources through development of user-friendly interfaces including: Information System Consultant for Vauter Door Co., where he created and developed an interactive door manufacturing Windows' based application while working closely with management and staffed employees to tailor the program to specific needs; and Sales Engineer/Project Manager for Stewart & Stevenson Services where he created and integrated Microsoft Access applications to track, manage and analyze trends and the status of requests for quotes, business contracted and loss.

     Mark C. Neer. Mr. Neer has been Senior Vice President - Business Development since January 2000. Mr. Neer has a Bachelors degree in English Literature with a double minor in Business Administration and Psychology. Mr. Neer has over twelve years' experience in physician practice management and healthcare consulting. He served as Director of Regional Operations for CareSelect Group, Inc., a national physician practice management company with responsibility for 22 specialty physicians, over 120 employees and an annual budget of $15 million in revenue. Prior to CareSelect, Mr. Neer served as a principal and senior healthcare consultant for Tactical Integration, Inc. representing Baylor College of Medicine, OrNda Health Care Systems, Cigna Health Care, and Blue Cross/Blue Shield of Texas. From 1988 to 1994, Mr. Neer served as the administrator for a group of occupational medical clinics with responsibility for operating the facilities and developing marketing programs.

     William W. Wollenberg. Mr. Wollenberg has been Senior Vice President - National Marketing and Sales since 1998. Mr. Wollenberg has a Bachelors degree in Criminal Justice Administration. Mr. Wollenberg has in excess of 20 years' experience in the healthcare industry. Prior to 1987, Mr. Wollenberg held various management positions in the workers' compensation healthcare industry. From 1987 to 1991, Mr. Wollenberg was Vice President and co-founder of Work Reconditioning Systems, Inc., which was one of the first nationally recognized industrial based work hardening programs. From 1991 to 1998, Mr. Wollenberg was Senior Sales Manager and National Accounts Director for CNN/Medview Services, Inc. in Monument, Colorado.

Committees  of  the  Board  and  Attendance

     The Board of Directors currently has standing Audit and Compensation Committees. The Board of Directors does not have a nominating committee. The members of the standing committees are identified in the following table:


             DIRECTOR                 COMMITTEES
                                  Audit     Compensation
                                  -----     ------------
             John K. Baldwin        X            X
             Robert D. Johnson                   X
             Eric H. Kolstad        X


     The Audit Committee held four meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. The Board's charter for the Audit Committee is attached as Exhibit A to this information statement. For further information, see the "Audit Committee Report" on page 8.

     The Compensation Committee, which held two meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

     We held two board meetings during the last fiscal year. Each director attended at least 75% of all board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Director  Compensation

     Directors who are employees or consultants of the company do not receive any compensation for serving as directors. All directors are reimbursed for ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee thereof or otherwise incurred in their capacities as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL FIVE NOMINEES TO OUR BOARD OF DIRECTORS.

                  APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN
                                  (PROPOSAL 2)

     On December 7, 2000, the Board of Directors adopted the 2000 Long-Term Incentive Plan (the "Plan"). In order to become and remain fully effective, the Plan must be approved by the shareholders of the company on or before December 6, 2001. None of the options granted pursuant to the Plan may be exercised unless and until the Plan is approved by the shareholders of the company. The Plan provides for the granting of awards of up to 1,000,000 shares of our common stock to key employees, directors and other persons who have contributed or are contributing to our success. Awards under the Plan will be granted as determined by the Board of Directors or Compensation Committee. The options that may be granted pursuant to the Plan may be either incentive stock options qualifying for beneficial tax treatment for the recipient or nonqualified stock options. As of July 9, 2001, incentive stock options to purchase 527,900 shares exercisable at $.25 per share that vest over a three-year period were granted subject to shareholder approval of the Plan. As of July 9, 2001, non-qualified stock options to purchase 50,000 shares exercisable at $.25 per share and immediately exercisable were granted subject to shareholder approval of the Plan. As of July 9, 2001, options to purchase 422,100 shares were available to be granted pursuant to the Plan.

     The purposes of the Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the Plan has fulfilled these purposes and that the continued availability of equity incentives under the Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth.

     The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Exhibit B.

     Eligibility. The Plan is open to key employees, officers, directors and consultants of the company and its affiliates. As of July 9, 2001, approximately 22 employees and consultants were eligible for participation in the Plan.

     Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised his or her option. In the event of a merger, consolidation or liquidation, all outstanding options may be canceled by the Board of Directors upon written notice to the eligible person and by granting a period in which the options may be exercised.

     Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the fair market value on the date of grant. The exercise price for incentive options for 10% or more shareholders shall be not less than 110% of fair market value. The exercise price of nonqualified options shall not be less than 75% of the fair market value on the date of grant.

     Duration. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

     Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options. Termination of Options. Unless expressly provided in the option agreement, options shall terminate three months after an employee's severance of employment with the company other than by death or disability. Unless the option expires sooner, the option will expire six months after the death or disability of the eligible person.

     Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would increase the number of shares of stock that may be issued under the Plan, or withdraw the administration of the Plan from the Board, shall be made without the approval of our shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

     Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

     Incentive Stock Options and Nonqualified Options. Recipients of incentive options generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any incentive option, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the incentive option was exercised and at least two years from the date the incentive option was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the incentive option is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any incentive option or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

     A participant receiving non-qualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

     On June 29, 2001, the last sales price of the common stock underlying the grants made pursuant to the Plan, as reported by the OTC Electronic Bulletin Board was $.38.

     Plan Benefits. The following table sets forth the number of stock options granted to our named executive officers, our current executive officers as a group, our current directors who are not executive officers as a group, and all employees other than executive officers as a group.

                               2000 Long-Term Incentive Plan
                               -----------------------------

Name and position                                                          Number of Units
-------------------------------------------------------------------------  ---------------

Harry M. Neer, Chief Executive Officer and President                               150,000
Larry K. Hinson, Secretary and Treasurer                                           125,000
Mark C. Neer, Senior Vice President - Business Development                          20,000
William W. Wollenberg, Senior Vice President -National Sales & Marketing            37,500
Executive Group (6 persons)                                                        436,000
Non-Executive Director Group                                                             0
Non-Executive Officer Employee Group                                               141,900


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN.

                  APPOINTMENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS
                                   (PROPOSAL  3)

     The Board of Directors would like the shareholders to ratify the appointment of Hein + Associates, LLP, as independent auditors for the company for the fiscal year ending March 31, 2002. The engagement of Hein + Associates, LLP, for audit services has been approved by the Board of Directors.

     A representative of Hein + Associates, LLP, our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     In the event the shareholders do not ratify the appointment of Hein + Associates, LLP, as independent auditors for the fiscal year ending March 31, 2002, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

Audit  Fees

     The aggregate fees billed by Hein + Associates, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2001, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $31,890.

Financial  Information  Systems  Design  and  Implementation  Fees

     Hein + Associates, LLP rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001.

All  Other  Fees

     Other than the services described above under "Audit Fees," for the fiscal year ended March 31, 2001, Hein + Associates, LLP received no other fees.

     In June 1999, Rockport, with the consent of the Board of Directors, retained Hein + Associates, LLP, as its independent accountants to audit its financial statements for the period ended March 31, 1999. Rockport's previous principal auditors Warfield & Co. ("Warfield"), Certified Public Accountants, Scottsdale, Arizona, resigned in June 1999 due to nonpayment of the prior year audit fees which resulted in a lack of independence. During the fiscal year ended March 31, 1999, and the period between April 1, 1999, up to and including the day of Warfield's resignation, there were no disagreements between Rockport and Warfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which if not resolved to Warfield's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES, LLP, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Messrs. John K. Baldwin and Eric H. Kolstad. Mr. Kolstad is an independent director, as defined by the NASD's listing standards. Mr. Baldwin is not an independent director, as defined by the NASD's listing standards.

     Management is responsible for the company's internal controls. The independent auditors for the company, Hein + Associates, LLP ("Hein"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Hein.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Hein, nor can the Audit Committee certify that Hein is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial and accounting matters.

     In this context, the Audit Committee has met and held discussions with management and Hein. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Hein. The Audit Committee discussed with Hein matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Hein also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with Hein their independence.

     Based upon the Audit Committee's discussion with management and Hein, and the Audit Committee's review of the representations of management and the report of Hein to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Rockport Healthcare Group, Inc. Annual Report on Form 10-KSB for the year ended March 31, 2001, filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors of Rockport Healthcare Group, Inc.:

John  K.  Baldwin
Eric  H.  Kolstad

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of May 31, 2001, 13,204,488 shares of our common stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and executive officers and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027.

NAME AND ADDRESS OF                          NUMBER OF SHARES        PERCENTAGE OF
BENEFICIAL OWNER                            BENEFICIALLY OWNED     OUTSTANDING SHARES
John K. Baldwin (1)                               5,390,686 (1)           38.4%
Harry M. Neer                                     1,096,755                8.3%
Larry K. Hinson                                     324,955 (2)            2.5%
Robert D. Johnson (3)                             2,482,668 (3)           18.6%
Eric H. Kolstad (4)                                  85,500      Less than one percent
Carl A. Chase                                       376,450 (5)            2.8%
Gregory H. Neer                                      25,000      Less than one percent
Mark C. Neer                                         50,000      Less than one percent
William W. Wollenberg                               197,649                1.5%


                                        9

All Executive Officers and Directors as a    10,030,663 (2) (5)            70.5%
group (9 persons)

______________________

(1) Mr. Baldwin's business address is 901 Highland Avenue, Del Mar, California 92014. Includes 833,333 shares of common stock underlying a $300,000 convertible note. Does not include the conversion of any interest accrued and not paid on such notes.
(2) Includes 108,318 shares held jointly by Mr. Hinson and his former spouse, of which Mr. Hinson has complete voting control.
(3) Mr. Johnson's business address is 13606 Bermuda Dunes Ct., Houston, Texas 77069. Includes 138,889 shares of common stock underlying a $50,000 convertible note. Does not include the conversion of any interest accrued and not paid on such notes.
(4) Mr. Kolstad's business address is 317 Stonecliffe Isle, Irvine, California 92612.
(5) Includes options to purchase 50,000 shares of common stock at an exercise price of $.25 per share expiring December 7, 2004, held by Mr. Chase. These options were granted pursuant to the 2000 Long-Term Incentive Plan and will become exercisable only upon approval of the 2000 Long-Term Incentive Plan by the shareholders. Also includes 60,000 shares held by Mr. Chase's wife.

Section  16(a)  Beneficial  Ownership  Reporting  Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own beneficially more than ten percent of the common stock of the company, to file reports of ownership and changes of ownership with the SEC. Based solely on the reports received by the company and on written representations from certain reporting persons, the company believes that the directors, executive officers and greater than ten percent beneficial owners have complied with all applicable filing requirements except all the officers and directors did not timely file their Form 3s.

Compensation  of  Executive  Officers

     The following table sets forth in summary form the compensation received during each of the last three successive completed fiscal years by our named executive officers:

                                          SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                                                                            AWARDS
                                                    -------------------------  -------------------------------
                                                                                                   Securities
Name and                                 Fiscal                                 Restricted Stock   Underlying
Principal Position                        Year       Salary ($)    Bonus ($)        Awards ($)     Options (#)
-------------------------------------  -----------  ------------  -----------  ------------------  -----------
Harry M. Neer,                                2001  $   150,000           --                  --       150,000
President and Chief Executive Officer         2000  $106,500 (1)          --                  --            --
                                              1999  $ 98,500 (2)          --                                --
-------------------------------------  -----------  ------------  -----------  ------------------  -----------
Larry K. Hinson,                              2001  $   150,000           --                  --       125,000
Secretary and Treasurer                       2000  $109,500 (1)          --                  --            --
                                              1999  $ 98,500 (2)          --                                --
-------------------------------------  -----------  ------------  -----------  ------------------  -----------
Mark C. Neer                                  2001  $   130,000           --                  --        20,000
Senior Vice President -                       2000  $    16,250           --                  --
Business Development
-------------------------------------  -----------  ------------  -----------  ------------------  -----------
William W. Wollenberg                         2001  $   221,250   $45,789 (3)                 --        37,500
Senior Vice President -                       2000  $   240,000   $10,623 (3)                 --            --
National Sales &                              1999  $   240,000           --   $      100,000 (3)           --
Marketing
-------------------------------------  -----------  ------------  -----------  ------------------  -----------


                                       10

______________

(1) Does not include salary that was accrued to Messrs. Neer and Hinson at March 31, 2000 of $21,000 and $3,000, respectively, which accrual was reversed during the year ended March 31, 2001. Does include management fees paid to Messrs. Neer and Hinson of $80,000 and $82,000, respectively.
(2) Includes salary that was accrued at March 31, 1999 to Messrs. Neer and Hinson of $11,000 and $10,000, respectively, which was paid during the year ended March 31, 2000.
(3) Mr. Wollenberg earned total commissions of $45,789 during the fiscal year ended March 31, 2001, of which $23,289 was paid through the issuance of 93,157 shares of common stock, $18,750 was paid in cash and $3,750 was accrued and paid in cash in April 2001. Mr. Wollenberg earned total commissions of $10,623 during the fiscal year ended March 31, 2000, of which $9,500 was paid in cash during the fiscal year ended March 31, 2000, and $1,123 was accrued and subsequently paid during the year ended March 31, 2001 through the issuance of 4,492 shares of common stock. On September 1, 1998, Mr. Wollenberg was issued 100,000 shares of common stock.

Option  Issuances

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended March 31, 2001, to our named executive officers:

                                OPTION GRANTS IN LAST FISCAL YEAR
                                      (Individual Grants)

                            Number of
                           Securities       Percent of Total Options
                           Underlying        Granted to Employees in    Exercise or Base   Expiration
Name                   Options Granted (#)         Fiscal Year          Price ($/Share)       Date
---------------------  -------------------  -------------------------  ------------------  ----------
Harry M. Neer                      150,000                      28.4%  $              .25     12/7/04
Larry K. Hinson                    125,000                      23.7%  $              .25     12/7/04
Gregory H. Neer                     53,500                      10.1%  $              .25     12/7/04
Mark C. Neer                        20,000                       3.8%  $              .25     12/7/04
William W. Wollenberg               37,500                       7.1%  $              .25     12/7/04

     The options described above were issued pursuant to the 2000 Long-Term Incentive Plan and will become exercisable only upon approval of that plan by the shareholders as described below in "Long-Term Incentive Plan". The options are shown in this table and also in the Summary Compensation Table under "Securities Underlying Options".

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END OPTION VALUES


                          Shares                     Number of Securities        Value of Unexercised
                       Acquired  on     Value       Underlying  Unexercised          In-the-Money
   Name                Exercise (#)  Realized ($)    Options at FY-End (#)       Options at FY-End ($)
  ----                 ------------  ------------  --------------------------  --------------------------
                                                   Exercisable  Unexercisable  Exercisable  Unexercisable
                                                   -----------  -------------  -----------  -------------

Harry M. Neer                   --            --           --         150,000          --             --
Larry K. Hinson                 --            --           --         125,000          --             --
Gregory H. Neer                 --            --           --          53,500          --             --
Mark C. Neer                    --            --           --          20,000          --             --
William W.
Wollenberg                      --            --           --          37,500          --             --

     The closing price of our common stock as of the end of the fiscal year ended March 31, 2001, was $.25 per share, which is equal to the exercise price of all of the above options. As such, no value has been attributed to the options in the above table pursuant to SEC regulations.

Long-Term  Incentive  Plan

     On December 7, 2000, our Board of Directors adopted the 2000 Long-Term Incentive Plan (the "Plan"). In order to become and remain fully effective, the Plan must be approved by the shareholders before December 6, 2001. See Proposal 2 for more information about the Plan. None of the options granted pursuant to the Plan may be exercised unless and until the Plan is approved by the shareholders. As of March 31, 2001, incentive stock options to purchase 527,900 shares exercisable at $.25 per share that vest over a three-year period were granted subject to shareholder approval of the Plan. Of this amount, 386,000 were issued to officers of the company. As of March 31, 2001, nonqualified stock options to purchase 50,000 shares were granted to an officer of the company, exercisable at $.25 per share and immediately exercisable subject to shareholder approval of the Plan. As of March 31, 2001, options to purchase 422,100 shares were available to be granted pursuant to the Plan.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

     We have entered into identical employment agreements with Messrs. Neer and Hinson. The employment agreements have one-year terms expiring December 31, 2001, which are automatically renewed for successive one-year periods, unless terminated by either party on three months notice, whereby each individual receives a fixed annual salary of $150,000. If we terminate the employment agreement without cause before the expiration of the agreement, the terminated executive will receive a lump-sum payment equal to one-half of his base annual salary. Mr. Chase has a one-year employment agreement expiring March 31, 2002, whereby he receives a fixed annual salary of $120,000 and a sign-on bonus of 100,000 shares of restricted common stock. If we terminate the employment agreement without cause before the expiration of the agreement, Mr. Chase will receive a lump-sum payment equal to one-half of his base annual salary. Mr. Wollenberg has a two-year employment agreement expiring December 31, 2002, whereby he receives a fixed annual salary of $150,000 and a commission based on various percentages of revenues earned by the company from business directly attributable to his efforts. If we terminate the employment agreement without cause before the expiration of the agreement, Mr. Wollenberg will receive a lump-sum payment equal to one and one-half times his base annual salary. There are no employment agreements with Gregory H. Neer or Mark C. Neer.

Certain  Relationships  and  Related  Transactions

     Mr. Baldwin has purchased common stock for cash and has made certain advances of operating capital during the two fiscal years ended March 31, 2001 and 2000, in the aggregate amount of $1,728,158. Mr. Baldwin has received 3,990,461 shares of common stock as a result of these stock purchases and advances. Mr. Baldwin had a consulting agreement with the company effective
April 1, 2000, which expired March 31, 2001, whereby he earned a fixed consulting fee of $12,500 per month and a two percent overwrite on the gross sales of the company and its subsidiaries. In March 2001, the company and Mr. Baldwin entered into a waiver of rights agreement, whereby Mr. Baldwin unilaterally agreed to completely waive his right to the fixed consulting fee and the accrued amount of the overwrite. Mr. Baldwin has an engagement agreement with the company effective April 1, 2001, whereby he earns a fee for performance of legal services of $250 per hour, with a minimum guaranteed payment of $5,000 per month. This agreement expires on March 31, 2002. Mr. Baldwin has a consulting agreement with the company effective April 1, 2001, whereby he is to perform various management services to the company and earns a consulting fee equal to a two percent overwrite on the gross sales of the company and its subsidiaries. This agreement expires March 31, 2002. In June 2001, we issued $300,000 principal amount of three-year convertible subordinated unsecured notes to Mr. Baldwin, which notes are convertible into our common stock at $.36 per share any time prior to June 2004.

     Mr. Harry M. Neer has made certain advances of operating capital during the fiscal year ended March 31, 2001, in the amount of $129,225. In March 2001, the advanced operating capital plus accrued interest was converted to equity by the company's issuance of 548,639 shares of its common stock to Mr. Neer.

     Mr. Johnson has purchased our common stock for cash and has made certain advances of operating capital during the two fiscal years ended March 31, 2001 and 2000, in the aggregate amount of $815,000. In conjunction with these stock purchases and advances, we have issued 2,349,739 shares of our common stock to Mr. Johnson. In June 2001, we issued $50,000 principal amount of three-year convertible subordinated unsecured notes to Mr. Johnson, which notes are convertible into our common stock at $.36 per share any time prior to June 2004. During September 1998, we acquired Newton Healthcare Network, LLC from Bannon Energy Incorporated, which is owned by Mr. Johnson. In accordance with the purchase and sale agreement, Bannon is to receive a commission overwrite of two percent of the gross revenue attributable to Rockport Community Network, Inc. For the years ended March 31, 2001 and 2000, Bannon earned $19,954 and $5,045, respectively.

     In September and October 1999, we issued and sold 63,000 shares of our common stock to Mr. Kolstad for an aggregate consideration of $63,000.

                 SHAREHOLDER  PROPOSALS FOR 2002 ANNUAL MEETING

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our information statement or proxy statement and form of proxy, if applicable, for our next annual meeting must be received no later than March 28, 2002. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the information statement or proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by June 10, 2002. With respect to a proposal not to be included in the information statement or proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

     We have provided a copy of our Annual Report on Form 10-KSB with this information statement. We will provide exhibits to the Annual Report on Form 10-KSB upon request. Please send any such requests to Rockport Healthcare Group, Inc., 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, Attention:
Secretary.

                                  OTHER  MATTERS

     The  Board  knows  of  no other business to come before the Annual Meeting.


                                            By Order of the Board of Directors



                                            Larry  K.  Hinson
                                            Secretary
Houston,  Texas
August  8,  2001

Exhibit  A

                             AUDIT COMMITTEE CHARTER
                                       OF
                         ROCKPORT HEALTHCARE GROUP, INC.


     The audit committee is a committee of the board of directors of Rockport Healthcare Group, Inc. ("Rockport"). Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In  meeting  its  responsibilities,  the  audit  committee  is  expected  to:

1. Provide an open avenue of communication between the independent accountant and the board of directors.

2.   Review  and  update  the  committee's  charter  annually.

3 Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant and review and approve the discharge of the independent accountants.

4. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to Rockport.

6. Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

8. Review with the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9.   Consider  and  review  with  the  independent  accountant:

     (a) The adequacy of the company's internal controls including computerized information system controls and security.

     (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination.

     (a)  Rockport's  annual  financial  statements  and  related  footnotes.

     (b) The independent accountant's audit of the financial statements and his or her report thereon.

     (c) Any significant changes required in the independent accountant's audit plan.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit.

     (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

11. Review filings with the Securities and Exchange Commission ("SEC") and other published documents containing Rockport's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent accountant, the interim financial report before it is filed with the SEC or other regulators.

13. Review policies and procedures with respect to officers expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent accountant.

14. Review with the independent accountant the results of their review of Rockport's monitoring compliance with its code of conduct.

15. Review legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

17. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

18. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

19. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

20. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

21. The committee will perform such other functions as assigned by law, Rockport's charter or bylaws, or the board of directors.

     Audit committee members and the committee chairman shall be designated by the full board of directors.

     The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

Exhibit  B

                         ROCKPORT HEALTHCARE GROUP, INC.
                          2000 LONG-TERM INCENTIVE PLAN
                         (Established December 7, 2000)

                                   ARTICLE  1.

                               GENERAL  PROVISIONS

1.1  PURPOSE.

     The purposes of the Rockport Healthcare Group, Inc. 2000 LONG-TERM INCENTIVE PLAN (the "Plan") are to advance the best interest of Rockport Healthcare Group, Inc. (the "Company") and any subsidiary or other Affiliate of the Company (as hereinafter defined) and to attract, retain and motivate directors, employees and persons affiliated with the Company and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value of the Company by increasing their proprietary interest in the success of the Company. Pursuant to the Plan, the Company may grant (i) non-qualified stock options and (ii) incentive stock options (collectively herein "Options").

     As used in the Plan, the following terms shall have the following meanings:

     Act  means  the  Securities  Act  of  1933,  as  amended.

     Affiliate means any corporation, limited liability company, partnership or other entity, including Subsidiaries, which is controlled by or under common control with the Company.

     Exchange  Act  means  the  Securities  Exchange  Act  of  1934, as amended.

     Incentive Stock Options ("ISO Options") means Options which qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), at the time they are granted and which are either designated as ISO Options in the Option Agreements (as hereinafter defined) covering such Options or which are designated as ISO Options by the Board (as hereinafter defined) at the time of grant.

     Non-Qualified Stock Options ("Stock Options") means all Options granted under the Plan other than ISO Options.

     Subsidiary means any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted, is a Subsidiary of the Company under the definition of subsidiary corporation contained in Section 424(f) of the Code or any similar provision hereafter enacted.

1.2  ADMINISTRATION  OF  THE  PLAN.

     The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board may designate and appoint a committee (the "Compensation Committee") which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 of the Exchange Act and (ii) constituted solely of outside directors, within the meaning of Section 162(m) of the Code. All references to the Board shall also include the Committee, if one is appointed. The members of the Committee shall serve at the pleasure of the Board. The Board shall determine from time to time those persons who are to be granted Stock Options and ISO Options, and the number of shares of common stock covered thereby. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered by the Plan, (ii) establish policies and (iii) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan, including the form of any stock option agreements ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

1.3  STOCK  SUBJECT  TO  THE  PLAN.

     Shares of stock ("Stock") covered by Stock Options and ISO Options shall consist of 1,000,000 shares of the common stock at $.001 par value per share of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. Any Stock subject to an Option which expires, or is otherwise terminated for any reason, without having been exercised shall continue to be available for the grant of Options under the Plan.

1.4  ELIGIBILITY.

     The persons who shall be eligible to receive grants of Options under this Plan shall be the directors, employees and consultants of the Company and/or any Subsidiary or other Affiliate. Consultants and directors who are not also employees of the Company or a Subsidiary or other Affiliates shall not be eligible to receive ISO Options. A person who holds an Option is referred to as a participant ("Participant").

1.5  DETERMINATION  OF  FAIR  MARKET  VALUE.

     As  used  in the Plan, "fair market value" shall mean on any particular day
(i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if the Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days or (iv) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the common stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Stock be less than its par value.

1.6  EFFECTIVE  DATE.

     The Plan shall be effective as of December 7, 2000 subject to approval by the holders of a majority of the common stock of the Company present or represented and entitled to vote at a meeting called for such purpose, within twelve (12) months before or after the Plan's adoption by the Board, but in any event no later than December 6, 2001.

1.7  SECURITIES  LAW  REQUIREMENTS.

     (a)  Legality  of  Issuance.

          No Stock shall be issued upon the exercise of any Option unless and until the Board has determined that: (i) the Company and the Participant have taken all actions required to register the Stock under the Act or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise; (ii) any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied and (iii) any other applicable provision of state, federal or foreign law has been satisfied.

     (b)  Restrictions  on  Transfer;  Representations  of Participant; Legends.

          Regardless of whether the offering and sale of Stock under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions and/or prohibitions upon the sale, pledge or other transfer of such Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions and/or prohibitions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state or any other law or rule, including rules of accounting. If the offering and/or sale of Stock under the Plan is not registered under the Act and the Company determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Stock, to represent that such Stock is being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing Stock acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend as may be required or deemed advisable under the Plan or the provisions of any applicable law.

     Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 1.7 shall be conclusive and binding on all persons.

1.8  PAYMENT  FOR  STOCK.

     Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. However, the Board in its discretion may allow payment for shares of Stock purchased under this Plan to be made in common stock of the Company or a combination of cash and common stock of the Company. Further, the Stock Option Agreement may provide for a "cashless exercise" of Options pursuant to procedures established by the Board. In the event that common stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such common stock shall be valued at the "fair market value" as defined in
Section  1.5  of  the  Plan.

1.9  INCURRENCE  OF  DISABILITY.

     A Participant shall be deemed to have incurred a disability ("Disability") if such Participant suffers a physical or mental condition which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Section 22(e)(3) of the Code.

1.10 STOCK  OPTIONS  AND  ISO  OPTIONS  GRANTED  SEPARATELY.

     Since the Board is authorized to grant Stock Options and ISO Options to Participants, the grant thereof and Stock Option Agreement relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of any Stock Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option. The Board shall take all appropriate steps at the time of the grant of Options or the exercise of Options, or both, consistent with such Options' status for federal income tax purposes (including but not limited to, designating whether such Option is considered a Stock Option or an ISO Option). Notwithstanding anything to the contrary contained in this Plan, with respect to all or any portion of any Option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered as a Stock Option granted under this Plan for all purposes.

1.11 GRANTS  OF  OPTIONS  AND  STOCK  OPTION  AGREEMENT.

     Each Stock Option and/or ISO Option granted under this Plan shall be evidenced by a written Stock Option Agreement (in substantially the form attached hereto as Exhibits "A" and "B") effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.12 NON-TRANSFERABILITY  OF  OPTIONS.

     Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution and only the Participant may exercise the Option during his lifetime. Specifically (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect. After the death of a Participant, the Option granted to such Participant may be exercised once vested and prior to its termination date only by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution.

1.13 CHANGES  IN  EMPLOYMENT.

     So long as the Participant shall continue to be an employee or consultant of the Company, any Option granted to him shall not be affected by any change of duty or position.

1.14 STOCKHOLDER  RIGHTS.

     No Participant shall have a right as a stockholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

                                    ARTICLE  2.

                           GRANTING  OF  STOCK  OPTIONS

2.1  GENERAL  TERMS.

     (a)  Grants  and  Terms  of  Stock  Options.

          Stock Options shall be granted by the Board on the following terms and conditions: no Stock Option shall be exercisable within 30 days from the date of grant (except as specifically provided in Subsection 2.1(c) hereof, with regard to the death or Disability of a Participant), nor more than ten
     (10) years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period during which any Stock Option may be exercised (the "Option Period") and no Stock Option shall be exercisable after the expiration of its Option Period. Each Stock Option shall be evidenced by a Stock Option Agreement (in substantially the same form as attached hereto as Exhibits "A" and "B") in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve. Each Stock Option Agreement shall specify the effect of termination of employment or consulting on the exercisability of Stock Options.

     (b)  Option  Price.

          The option price ("Option Price") for shares of Stock subject to Stock Options shall be determined by the Board, but in no event shall such Option Price be less than 75% of the fair market value of the Stock on the date of grant.

     (c)  Acceleration  of  Otherwise  Unexercisable  Stock  Options.

          All Stock Options which are not exercisable as of the date of termination of a Participant's employment or consulting shall expire as of such date; provided however, the Board, in its sole discretion, may permit any Participant whose employment or consulting with the Company terminates, for any cause whatsoever, to exercise, at any time, any or all Stock Options previously granted to such Participant notwithstanding that such Stock Options have not yet vested, in whole or in part, as of the date of termination of such Participant's employment or consulting. However, such discretionary authority of the Board shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable 30 day waiting period for exercise has not expired, except in the event of the death or Disability of the Participant when the personal representative of the Participant or the disabled Participant may, with the consent of the Board, exercise such Stock Option notwithstanding that the applicable 30 day waiting period has not yet expired.

     (d)  Number  of  Stock  Options  Granted.

          The Board shall determine the number of Stock Options which are to be granted to each Participant. In making such determinations, the Board may obtain the advice and recommendation of the officers of the Company which have supervisory authority over each such Participant. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

     (e)  Notice  to  Exercise  Stock  Option.

          Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office in Houston, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE  3.

                           GRANTING  OF  ISO  OPTIONS

3.1  GENERAL.

     With respect to ISO Options granted on or after the effective date of the Plan, the following provisions in this Article 3 shall apply to the exclusion of any inconsistent provisions in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

3.2  GRANT  OF  ISO  OPTIONS.

     ISO Options may be granted only to employees of the Company and any of its Subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive incentive stock options as provided in Section 422 of the Code. No ISO Options shall be granted to any employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

     (a)  ISO  Option  Price.

          The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

     (b)  Annual  ISO  Option  Limitation.

          The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company) shall not exceed $100,000.00.

     (c)  Terms  of  ISO  Options.

          ISO Options shall be granted on the following terms and conditions: no ISO Option shall be exercisable within 30 days from the date of grant (except as specifically provided in Subsection 3.2(d) hereof with regard to the Disability or death of a Participant), nor more than ten (10) years after the date of grant. The Board shall have the discretion to fix the period during which any ISO Option may be exercised (the "ISO Period") and no ISO Option shall be exercisable after the expiration of its ISO Period. ISO Options shall be exercisable by the Participant only while actively employed by the Company, except that upon termination of any Participant's employment for any reason other than death or Disability, such Participant may exercise within three months after the date of termination of such Participant's employment any ISO Option which is otherwise exercisable. If termination of employment results from the Participant's death or Disability, then the personal representative of the Participant or the Participant's legal representative in the event of the Participant's legal disability, may exercise within six months following death or Disability any ISO Option which is otherwise exercisable as of the date of the Participant's death or Disability. Each ISO Option shall be evidenced by a Stock Option Agreement (in substantially the form attached hereto as Exhibit "B") in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve, including provisions to qualify an ISO Option under Section 422 of the Code.

     (d)  Acceleration  of  Otherwise  Unexercisable  ISO  Option.

          All ISO Options which are not exercisable as of the date of termination of a Participant's employment, shall expire as of such date; provided however, the Board, in its sole discretion, may permit any Participant whose employment with the Company terminates, for any cause whatsoever, to exercise, at any time within the ISO Period, any or all ISO Options previously granted to such Participant notwithstanding that such ISO Options have not yet vested, in whole or in part, as of the date of the termination of such Participant's employment. However, that such discretionary authority of the Board shall not be exercised with respect to any ISO Options (or portion thereof) if the applicable 30 day waiting period has not expired, except in the event of the death or Disability of the Participant, when the personal representative of the Participant or the disabled Participant may, with the consent of the Board, exercise such ISO Options notwithstanding that the 30 day waiting period has not yet expired.

     (e)  Number  of  ISO  Options  Granted.

          Subject to the applicable limitations contained in the Plan, the Board shall determine the number of ISO Options which are to be granted to each Participant. In making such determinations, the Board may obtain the advice and recommendation of the officers of the Company. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

     (f)  Notice  to  Exercise  ISO  Option.

          Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office in Houston, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased and any required state and federal withholding taxes.

                                   ARTICLE  4.

                  ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION.

     The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant upon exercise of a Stock Option or an ISO Option shall be adjusted by the Board to reflect approximately any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. The grant of an Option of the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

                                   ARTICLE  5.

                               CHANGE  OF  CONTROL.

     (a)  Effect  of  Change  of  Control.

          In the event of a Change of Control as hereinafter defined, all outstanding Options shall immediately vest and become exercisable. In the event of a Change of Control, the Board in its discretion may act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Participants and which may vary among Options held by any individual Participant: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share equal to the excess, if any, of the Change of Control value of the shares subject to such Option over the exercise price(s) under such Options for such shares,
     (iii) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Change of Control (provided however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (iv) provided that thereafter upon any exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Participant has been the Participant of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Participant to further payments pursuant to any other agreement with the Company following a Change of Control.


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     (b)  Change  of  Control  Defined.

          For purposes of this Agreement, Change of Control means the occurrence, following successful completion of the Company's IPO (as defined below), or any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
     (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a group as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power) or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election, together with their nominees, shall cease to constitute a majority of the Board. The term IPO ("IPO") means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement; (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company or (iv) filed pursuant to Rule 145 under the Act, as amended, or any successor or similar provisions.

                                    ARTICLE  6.

                    AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

     The Plan shall terminate at midnight, December 31, 2010, but prior thereto, may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the stockholders; (i) increase the aggregate number of shares of Stock which may be purchased under Stock Options or ISO Options granted under the Plan or (ii) withdraw the administration of the Plan from the Board. Except as provided in this Article 6, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option previously granted under the Plan without the consent of the affected Participant.

                                   ARTICLE  7.

                                 MISCELLANEOUS

7.1  NO  RIGHT  TO  A  GRANT.

     Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Option or any of the rights hereunder except as may be evidenced by a Stock Option Agreement.

7.2  NO  EMPLOYMENT  RIGHTS  CONFERRED.

      Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ as an employee or consultant of the Company, or interfere in any way with the right of the Company to terminate his employment or consulting arrangement at any time.

7.3  GOVERNING  LAW.

     This Plan shall be construed in accordance with the laws of the State of Texas.


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